BofA Funds Series Trust

BofA California Tax-Exempt Reserves
BofA Cash Reserves
BofA Government Plus Reserves
BofA Government Reserves
BofA Money Market Reserves
BofA Municipal Reserves
BofA New York Tax-Exempt Reserves
BofA Tax-Exempt Reserves
BofA Treasury Reserves

(each, a "Fund" and, collectively, the "Funds")

Supplement dated July 17, 2012 to the Funds' Trust Class Prospectus dated
January 1, 2012, as supplemented

This Supplement provides new and additional information that supplements information contained in the prospectus (the "Prospectus") for Trust Class shares of the Funds referenced above. This Supplement should be read in conjunction with the Prospectus.

1.  In the section of the Prospectus entitled "About Trust Class Shares — Description of the Share Class — Share Class Features," the first paragraph in the chart, which describes those investors eligible to invest in Trust Class shares of the Funds, is deleted in its entirety and replaced with the following:

Trust Class shares are available to certain financial institutions and intermediaries for client accounts for which they act as fiduciary, agent, custodian or in a similar position and that receive shareholder administrative services directly or indirectly from an administration agent pursuant to an agreement with a Fund, including Bank of America and its affiliates.

2.  In the section of the Prospectus entitled "Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors," the first paragraph is deleted in its entirety and replaced with the following:

Trust Class shares are available to certain financial institutions and intermediaries for client accounts for which they act as fiduciary, agent, custodian or in a similar position and that receive shareholder administrative services directly or indirectly from an administration agent pursuant to an agreement with a Fund, including Bank of America and its affiliates.

Shareholders should retain this Supplement for future reference

INT-47/253606-072012